Royce Trust & GiftShares Fund
                              (Investment Class)

                 Supplement to Prospectus dated May 3, 1999


      Effective October 4, 1999, Royce Fund Services, Inc. ("RFS"), the distributor of Royce Trust & GiftShares Fund (the "Fund") shares, will pay an up-front commission to certain broker/dealers whose customers establish a new account with the Fund and purchase its Investment Class shares. This commission will be payable by RFS out of its own assets and will not be recouped from investors or the Fund. RFS may terminate this commission arrangement at any time and without prior notice.



October 1, 1999